EXHIBIT 32.2

SECTION 1350 CERTIFICATION

In connection with the Annual Report (Amendment No. 1) of Naturally Advanced Technologies, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Guy Prevost, Chief Financial Officer of the Company, certify, pursuant to 18.U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated June 14, 2007

By:  /s/ Guy Prevost
Guy Prevost
Chief Financial Officer
(Principal Financial Officer)